CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SUPPLY AGREEMENT This Supply Agreement (this “Agreement”) is made as of this 30th day of July, 2018 (the “Effective Date”), by and between GATX Corporation, a corporation organized under the laws of the State of New York (“Buyer”), and American Railcar Industries, Inc., a corporation organized under the laws of the State of North Dakota (“Seller”) (collectively, the “Parties” and individually, a “Party”). In consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows: 1. TERM. Except to the extent earlier terminated pursuant to the terms hereof, the term of this Agreement shall commence on the Effective Date and end on December 31, 2023 (the “Term”); provided, that if Seller has not Delivered (as defined in Section 10.1 hereof) all of the Railcars (as defined in Section 3.1 hereof) ordered by Buyer hereunder on or before the end date of the Term, the Term of this Agreement shall expire on the date the last Railcar is Delivered. 2. PURCHASE COMMITMENT AND QUANTITY; ADDITIONAL CAPACITY. 2.1. Base Order Quantity. Except to the extent earlier terminated pursuant to the terms hereof, (i) Buyer hereby commits to purchase during the Term a total of seven thousand six hundred fifty (7,650) Railcars (the “Base Order Quantity”) and to submit to Seller, pursuant to the terms of this Agreement, Buyer’s purchase orders to fulfill such commitment, and (ii) Seller agrees to manufacture, sell and Deliver to Buyer during the Term the Base Order Quantity of Railcars as ordered by Buyer. 2.2. Additional Railcars. Buyer shall have the option (but not the obligation) to purchase up to an additional [*****] (the “Additional Railcar Monthly Quantity”) Railcars per month (such Railcars, the “Additional Railcars”), on a month-by- month basis, scheduled to Deliver during the Base-Term, such Additional Railcars not to exceed [*****] (each, an “Additional Railcar Option”), by delivery of irrevocable written notice in accordance with Section 9.3 hereof. 2.3. Notwithstanding anything to the contrary contained herein, Buyer shall not be required to purchase, and Seller shall not be required to manufacture, sell and Deliver, any Railcars in excess of (i) the Base Order Quantity, or (ii) in the event any Additional Railcar Options are exercised, the Additional Railcar Monthly Quantity, under the terms of this Agreement.

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 3. RAILCARS AVAILABLE FOR PURCHASE; CERTAIN DEFINITIONS. 3.1. Seller shall make available for sale, and Buyer shall have the opportunity to purchase, in accordance with the terms hereof, the types of railcars (the “Railcar Types”) set forth on Exhibit A. Railcars of the Railcar Types set forth on Exhibit A shall be referred to herein as a “Railcar” or “Railcars”. In the event that, after the Effective Date, a New Railcar Type (as defined below) becomes available, such New Railcar Type shall be deemed added to Exhibit A [*****] and Buyer shall thereafter have the opportunity to purchase Railcars of such New Railcar Type. Seller shall use its commercially reasonable efforts to promptly, but in no event later than [*****] after a New Railcar Type becomes available for purchase, notify Buyer that a New Railcar Type has become available for purchase. A “New Railcar Type” becoming available for purchase means [*****]. For any New Railcar Type that is deemed added to Exhibit A in accordance with this Section 3.1, such New Railcar Type shall be designated as a “Tank Railcar Category” Railcar, “Non-Tank Railcar Category” Railcar, or [*****] Railcar on Exhibit A. [*****]. 3.2. For purposes of this Agreement: 3.2.1. “Affiliate” shall mean, with respect to any Person, any other Person controlling, Controlled by, or under common Control with the first Person. 3.2.2. “Components” means, for all Railcars, running gear (trucks, braking and draft systems) and closures (valves, fittings, gates, hatch covers). 3.2.3. “Control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or the policies of a Person, whether through the ownership of at least fifty one percent (51%) of the voting securities, by contract or otherwise. 3.2.4. [*****]. 3.2.5. “Order Year” shall mean, within respect to the Initial-Term, the period beginning on April [*****] 2019 and ending on December 31, 2019, and with respect to the Base-Term, beginning on January 1, 2020, each calendar year period of twelve (12) consecutive months during the Base-Term. 3.2.6. “Person” shall mean an individual, partnership, limited partnership, limited liability company, trust, business trust, estate, corporation, custodian, trustee, executor, administrator, nominee, business trust, registered limited liability partnership, association, government, governmental subdivision, 2

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. governmental agency, governmental instrumentality and any other legal or commercial entity in its own or in a representative capacity. 3.2.7. “Tank Railcar Category” shall mean the category of Railcar Types designated as “Tank” Railcar Types on Exhibit A, which shall include Railcars constructed to AAR mechanical designation “T”. 3.2.8. “Non-Tank Railcar Category” shall mean the category of Railcar Types designated as “Non-Tank” Railcar Types on Exhibit A, which shall include Railcars constructed to AAR mechanical designations other than “T”. 3.2.9. [*****]. 3.2.10. [*****]. 4. SPECIFICATION. 4.1. With respect to each Railcar, the applicable “Specification” shall conform to then- current applicable Regulations and shall consist of (i) Seller’s then-current standard specification for the Railcar Type of such Railcar as of the date of the applicable Seller’s Order Confirmation (as defined in Section 9.9.2 hereof) as designated by the applicable “Seller Spec. No.” (hereinafter referred to as “Seller Specification”), (ii) any materials, parts, Components, or railcar configuration alternatives requested by Buyer and specified in the applicable Seller’s Order Confirmation (“Alternates”) and (iii) as subsequently modified after the date of Seller’s Order Confirmation in any Change Orders (as defined in Section 9.10), if applicable. The Seller Specification shall not include, and Seller may not use, [*****]. 4.2. As of the Effective Date and within [*****] of the first day of each Order Year following the Effective Date, Seller shall provide a copy of the Seller Specification for each Railcar Type listed on Exhibit A-2 to Buyer. In the case of Railcar Types that may be added to Exhibit A-2 in accordance with Section 9.7 and New Railcar Types that may be added to Exhibit A in accordance with Section 3.1, a copy of the Seller Specification for such Railcar Type added to Exhibit A-2 or such New Railcar Type added to Exhibit A shall be [*****]. Seller may reasonably modify the Seller Specification from time to time during Term, which updates to the Seller Specification shall be identifiable by revision date and version number and copies of which will be made available to Buyer upon Buyer’s written request. Notwithstanding the foregoing, at least [*****] prior to the implementation of an updated Seller Specification, Seller shall notify Buyer in writing and provide a copy of any updated Seller Specification for Railcar Types then-listed on Exhibit A-2 or New Railcar Types then-listed on Exhibit A that would reasonably be considered a significant or material change to 3

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. such Seller Specification, e.g., structural changes to the Railcar Type, as applicable, changes in Component manufacturer, make or model, and changes to safety systems. 4.3. [*****]. 5. RAILCAR PRICING. 5.1. Pricing for Railcars Other Than [*****]. 5.1.1. Buyer’s Estimated Base Sales Price and Seller’s Order Confirmation Price for Railcars Other Than [*****]. The “Buyer’s Estimated Base Sales Price” for Railcars (other than Railcars in the [*****]) shall be calculated by [*****]. “Seller’s Order Confirmation Price” for Railcars (other than Railcars in the [*****]) shall equal [*****]. 5.1.2. Invoice Price for Railcars Other Than [*****]. Seller’s “Invoice Price” for a Railcar (other than Railcars in the [*****]) shall be calculated [*****]. 5.1.3. Seller’s Order Confirmation Price and Invoice Price for [*****]. Notwithstanding Section 5.1.2 above, Seller’s Order Confirmation Price and Invoice Price for a [*****] (as defined in Section Error! Reference source not found.) for [*****] (as defined in Section Error! Reference source not found.) shall also include [*****]. 5.2. Pricing for [*****]. 5.2.1. Seller’s Order Confirmation Price for [*****]. “Seller’s Order Confirmation Price” for Railcars in the [*****] shall equal [*****]. 5.2.2. [*****]. 5.2.3. Invoice Price for [*****]. Seller’s “Invoice Price” for Railcars in the [*****] shall be calculated [*****]. 5.2.4. New Railcar Types that are [*****]. Subject to Sections 5.2.1, 5.2.2, and 5.2.3, Seller shall offer any Railcars of New Railcar Types that are added to Exhibit A after the Effective Date in accordance with Section 3.1 that are in the [*****] for sale to Buyer at [*****]. 5.3. [*****]. 5.3.1. [*****], 4

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 5.3.1.1. [*****]. 5.3.1.2. [*****]. 5.3.1.3. [*****]. 5.3.2. [*****]. 5.3.3. [*****]. 5.3.4. [*****]. 5.4. Pricing Examples. The Parties agree that the pricing examples dated as of the Effective Date and initialed by the Parties reflect the methodology by which calculations shall be made for Railcar pricing pursuant to Sections 5 and 6 hereunder. 5.5. [*****]. 6. SELLER’S STANDARD MANUFACTURING COST. 6.1. Except as otherwise expressly provided herein, all calculations of Seller’s Standard Manufacturing Cost (as defined below) shall conform to and be made using Seller’s costing guidebook (the “Costing Guidebook”) and costing policy, each dated and current as of the Effective Date, initialed by the Parties and separately delivered (collectively, “Seller’s Costing Policy”). 6.1.1. Subject to Section 6.1.2 with respect to the Costing Guidebook, Seller may modify Seller’s Costing Policy [*****]. 6.1.2. Seller may modify its Costing Guidebook [*****]. 6.1.3. [*****]. 6.1.4. [*****]. 6.1.5. Following any modifications to Seller’s Costing Policy permitted hereunder, Seller shall [*****] provide an updated copy (which shall indicate the date of the most recent revision) of Seller’s Costing Policy to Buyer, which shall be initialed by the Parties and replace the prior version of Seller’s Costing Policy as of the date of such revision without further action of the Parties. 5

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 6.1.6. Notwithstanding anything to the contrary contained in Seller’s Costing Policy, in the event of any conflicts between this Agreement and the Seller’s Costing Policy, the terms of this Agreement shall control. 6.2. “Seller’s Standard Manufacturing Cost” means, with respect to any Railcar, [*****]. 6.3. [*****]. 6.3.1. [*****]. 6.3.2. [*****]. 7. AUDIT. 7.1. During the Term of this Agreement and continuing thereafter for [*****], Seller shall maintain (x) [*****] (collectively, the “Seller Records”) and (y) [*****] (collectively, the “Seller Production Plans”), in each case for each Order Year during the Term. Seller shall maintain the Seller Records in conformance with generally accepted accounting principles. [*****]. 7.2. During the Term and for [*****], Buyer or its representatives may, at Buyer’s expense, use the services of a third party auditor mutually agreeable to the parties (the “Auditor”) to audit and inspect (i) the Seller Records [*****] (a “Seller Records Audit”), and (ii) the Seller Production Plans [*****] (a “Seller Production Plans Audit”). For purposes of this Agreement, an “Audit” may refer to a Seller Records Audit or Seller Production Plans Audit. Seller and Buyer agree that, subject to the execution of the confidentiality agreement referenced in the following sentence, [*****] is an acceptable Auditor for purposes of this Agreement. Seller shall not unreasonably withhold or condition its approval of such Auditor; provided, that no Auditor shall be permitted to perform an Audit without first executing a confidentiality agreement reasonably acceptable to Seller, substantially in the form attached hereto as Exhibit H hereof. Such confidentiality agreement shall provide, among other things, that the Auditor (but not Buyer) shall be entitled to review, as part of the Audit, the Seller Records or the Seller Production Plans, as applicable, and such Auditor may share the results of the Audit with Buyer on a “no-name basis” (as to Seller’s other customers), but may not share the Seller Records or the Seller Production Plans provided to the Auditor. Any Audit performed under this Section 7.2 shall be conducted at any time during Seller’s regular business hours at Seller’s principal place of business and shall not unreasonably interfere with Seller’s operations; provided, that Seller will provide the Auditor with access to the Seller Records or the Seller Production Plans, as applicable, and Seller’s personnel, accountants, and any other information that is reasonably necessary to perform an Audit. 6

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 7.3. Any Seller Records Audit shall require at least [*****] advance notice. Buyer shall not exercise its audit rights for a Seller Records Audit under Section 7.2 more than [*****] in any [*****]. 7.4. If a Seller Records Audit discloses any discrepancies with respect [*****], Buyer may request in writing a refund or credit for such discrepancies. Seller shall have [*****] from its receipt of Buyer’s request to respond. If Seller does not respond by the end of such [*****] period or if Seller concurs with any or all of the Auditor’s findings, it shall issue a refund or credit to Buyer within [*****] in the full amount of Buyer’s request, unless Seller disputes a portion of the Auditor’s findings, in which case it shall issue a refund or credit to Buyer in the amount that is not disputed by Seller. If Seller disputes any or all of the Auditor’s findings, the Parties shall promptly discuss the Auditor’s findings under dispute and attempt to reach a settlement. If the Parties reach a settlement on any or all of the disputed findings, Seller shall issue a refund or credit to Buyer within [*****] in the agreed amount. If the Parties cannot reach a settlement on the remaining disputed findings within [*****] from the date of Buyer’s request for a refund or credit, Buyer may [*****]. 7.5. [*****]. 8. [*****]. 9. ORDERS. 9.1. Base Order Quantities. 9.1.1. Buyer shall place Orders for Railcars that will be scheduled to Deliver at the rate of [*****] (the “Initial-Term”), for a cumulative total of [*****] (“Initial-Term Railcars”). 9.1.2. Buyer shall place Orders for Railcars that will be scheduled to Deliver at the rate of [*****] (the “Base-Term”), for a cumulative total of [*****] (“Base- Term Railcars”). 9.1.3. Each of the Base Order Quantity of Railcars described in Sections 9.1.1 and 9.1.2 above shall be collectively referred to herein as “Scheduled Railcars”. The term “Monthly Order Quantity” shall mean the applicable number of Railcars that Buyer shall Order on a monthly basis pursuant to Sections 9.1.1 and 9.1.2 above. 9.2. Intentionally Omitted. 7

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 9.3. Orders of Additional Railcars. 9.3.1. Upon Buyer’s written request, Buyer may elect to exercise an Additional Railcar Option. In the event that an Additional Railcar Option is exercised, Buyer shall, subject to Section Error! Reference source not found. below, place Orders for up to the Additional Railcar Monthly Quantity of Additional Railcars that will be scheduled to Deliver [*****]; provided, that Seller shall not be required to Deliver more than the Additional Railcar Monthly Quantity of Additional Railcars in any month during the Term[*****]. 9.3.2. [*****]. 9.4. [*****]. 9.5. [*****]. 9.5.1. [*****]. 9.5.2. [*****]. 9.5.3. [*****]. 9.6. Production Slot Allocation[*****]. 9.6.1. Seller shall schedule (i) [*****] car production slots in each month during the Initial-Term for Scheduled Railcars, and (ii) [*****] car production slots in each month during the Base-Term for Scheduled Railcars, and (iii) in the event that an Additional Railcar Option has been exercised, the applicable amount of car production slots in the scheduled Delivery month for such Additional Railcars (collectively, “Allocated Production Slots”). 9.6.2. [*****]. 9.6.3. [*****]. 9.7. [*****] Price Lists; Pricing Proposals. During [*****], Buyer shall provide Seller with a list totaling [*****] Railcars of the Railcar Types listed on Exhibit A-2 hereto for which Seller shall provide Buyer with [*****] updates to Buyer’s Estimated Base Sales Price(s) (the “[*****] Price List”). In the event that a Railcar of a particular Railcar Type is not listed on the [*****] Price List, upon Buyer’s written request, Seller shall use commercially reasonable efforts to promptly provide Buyer with a written pricing proposal for Railcars of the requested Railcar Type, but in any event within [*****] following such request, 8

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. which pricing proposal shall be consistent with the terms of this Agreement [*****]. 9.8. Order Form. Each order submitted by Buyer shall be in the form set forth on Exhibit B attached hereto and shall be subject to the terms and conditions of this Agreement (“Order”). Each Order shall specify (i) the Railcar Type; (ii) the quantity of Railcars for each Railcar Type; (iii) any Alternates for the Railcars ordered; (iv) any [*****]; (v) any [*****]; and [*****]. Upon Seller’s reasonable written request, Buyer will promptly correct any Order that does not conform to the form set forth on Exhibit B. 9.9. Order Placement. 9.9.1. Monthly Orders for Railcars of specific Railcar Types must be placed prior to their Allocated Production Slots by delivering each such Order to Seller on an Order form (i) at least [*****] in advance, in the case of Scheduled Railcars [*****], (ii) at least [*****] in advance in the case of Scheduled Railcars [*****], and (iii) at least [*****] in advance in the case of Additional Railcars (as applicable, the “Lead Times”); [*****]. 9.9.2. Within [*****] after Seller’s receipt of an Order, Seller shall provide Buyer with an order confirmation, substantially in the form of Exhibit C and in accordance with the terms hereof, confirming (i) the Seller’s Order Confirmation Price for Railcars and (ii) the month the Railcars will commence Delivery (the “Seller’s Order Confirmation”). Within [*****] of Seller’s issuance of an Order Confirmation, Seller shall add Buyer’s Order to the Buyer Delivery schedule (the “Buyer’s Delivery Schedule”) indicating the quantity of Railcars to be Delivered each month (the “Committed Delivery Month”), a copy of which shall be promptly provided to Buyer. Within [*****] of the first Railcar Delivery in a Committed Delivery Month, Seller shall update Buyer’s Delivery Schedule to reflect [*****] (the “Committed Delivery Date”), a copy of which update shall be promptly provided to Buyer. [*****]. 9.9.3. Each Order for Railcars that complies with this Section 9 shall be deemed to have been accepted by Seller and shall represent a firm commitment by Seller to manufacture, sell, and Deliver, and for Buyer to purchase and take Delivery of, the Railcars specified in such Order in accordance herewith, regardless of whether Seller has complied with its obligation to return a signed Order Confirmation to Buyer in the time specified under Section 9.9.2. 9

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 9.9.4. If any term or condition in Buyer’s Order, Seller’s Order Confirmation, or other documentation by or from either Party relating to the subject matter of the Order or of this Agreement conflicts with or adds to or supplements a term or condition of this Agreement, the terms or conditions of this Agreement shall control and the conflicting, additional or supplemental term or condition, as the case may be, shall be without force or effect with respect to such subject matter or Order, unless and to the extent the Parties otherwise expressly agree to override a specific term or condition of this Agreement in a writing signed by a senior officer (vice president level or higher) of each Party. 9.10. Change Order. Once a Seller’s Order Confirmation has been issued to Buyer, Buyer may request in writing a change in an Order specifying the particular Railcars that are subject to Buyer’s request and the requested change. Within [*****] following receipt of such request, Seller shall provide Buyer with a change order quote (“Change Order Quote”) comprised of [*****]. If Buyer accepts Seller’s Change Order Quote, Buyer shall issue a confirming change Order (“Change Order”) to Seller within [*****] after receipt of the Change Order Quote. If Seller does not receive a Change Order from Buyer accepting Seller’s Change Order Quote within such required timeframe, Buyer’s Order will not be modified, and the affected Railcars shall be built in accordance with the original Seller Specification and subject to the original Seller Order Confirmation Price. [*****]. 9.11. Regulation-Mandated Changes. Seller will promptly notify Buyer of any changes or additions to the Seller Specification mandated by the DOT, the FRA, Transport Canada, or the AAR (“Regulation-Mandated Changes”) and provide to Buyer a copy of any such updated or additional Seller Specification. [*****]. 9.12. Construction Locations. Except as otherwise agreed in writing by the Parties, all Railcars shall be manufactured and assembled at [*****]. 10. DELIVERY, TITLE AND SHIPMENT. 10.1. Delivery; Title. Unless otherwise agreed to in writing and signed by both Seller and Buyer, “Delivery” (including the terms “Deliver” and “Delivered”) of the Railcars shall be defined as providing disposition to the railroad for the first forwarding of a Railcar, F.O.B. Seller’s plant. Unless otherwise agreed to in writing and signed by both Seller and Buyer, Buyer agrees to accept Delivery of all or any number of the Railcars as they are accepted pursuant to Section 11.1. Exclusive ownership, rights of possession and control, and risk of loss and title to each Railcar manufactured by Seller will pass to Buyer at the time of Delivery of such Railcar. 10

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 10.2. Shipment. After acceptance of a Railcar in accordance with Section 11.1, at Buyer’s written request, Seller will Deliver such Railcar towards Buyer or Buyer’s customer at the place designated by Buyer to Seller and [*****]. 10.3. [*****]. 10.4. Force Majeure Events. 10.4.1. Neither Party shall be liable for any delay or failure to perform in whole or in part caused by a Force Majeure Event (as defined below) which adversely impact the performance of such Party’s obligations regardless of when occurring, including, but not limited to, (i) restrictions or regulations imposed by the federal or any state government or any subdivision or agency thereof; acts of God; war, preparation for war or the acts or interventions of naval or military executives or other agencies of government; acts of terrorists; blockade, sabotage, vandalism, malicious mischief, bomb scares, insurrection or threats thereof; landslides, hurricanes, earthquakes or other natural calamity; collisions, fires, floods, accidents, or casualties, or other causes beyond such Party’s reasonable control; and (ii) as to Seller, delays of subcontractors or of carriers by land, sea or air; strikes, work stoppages, shortage of labor, lockouts (other than Seller instituted lockouts) or other industrial disturbances; shortages or late delivery of supplies (including, without limitation, fuel supplies) or raw materials (including, without limitation, steel) (collectively, “Force Majeure Events”). Notwithstanding the foregoing, a Force Majeure Event shall not include a Party’s inability to make payments required under this Agreement except to the extent that such Party is unable to access funds that would otherwise be available to it but for a failure or disruption of the national or global banking system or the systems of such Party’s bank that is not attributable to any failing of such Party. 10.4.2. In the event of any Force Majeure Event, the affected Party shall provide prompt written notice to other Party of the occurrence of such Force Majeure Event, its effect on such Party’s performance hereunder, and how long such Party expects the Force Majeure Event to continue, which the affected Party shall update in writing as reasonably necessary to keep the other Party informed of the status thereof. The affected Party shall use commercially reasonable efforts to diligently end the failure or delay and ensure the effects of such Force Majeure Event are minimized. The affected Party shall resume the performance of its obligations as soon as reasonably practicable. 10.4.3. In the event of any Force Majeure Event, the Parties agree the date of Delivery or performance shall be extended for a period equal to the time lost by reason of the delay; provided, however, that if the period of delay exceeds 11

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. [*****] from the original Committed Delivery Date (the “Excused Delay Period”), Buyer may, upon written notice and at any time after the expiration of the Excused Delay Period, [*****]. 10.4.4. In the event that the occurrence of a Force Majeure Event affects a Party’s performance of its obligations hereunder for more than two hundred forty (240) consecutive days, the other Party may terminate this Agreement thereafter upon [*****] advance written notice. 11. QUALITY OF RAILCARS. 11.1. Inspection and Acceptance. Seller shall give Buyer (or its agent or representative) reasonable access to Seller’s manufacturing facilities to inspect the Railcars during construction. Such inspections shall be so conducted as to not interfere unreasonably with Seller’s operations. Acceptance or rejection of a Railcar shall be made by Buyer before Delivery of Railcars manufactured in the United States. In the event Buyer chooses to inspect the Railcars or have its agent or representative inspect the Railcars, upon completion of such inspection, Buyer or its agent or representative, as applicable, shall execute a certificate of acceptance substantially in the form of Exhibit D hereof covering all Railcars found to be completed in accordance with the Specification and shall promptly deliver the executed certificates of acceptance to Seller (each, a “Certificate of Acceptance”). Each Certificate of Acceptance, with respect to Railcars covered thereby, shall indicate that, based upon such inspection, such Railcars conform in workmanship, material and construction, and in all other respects, to the applicable Specification and the requirements and provisions of the applicable Order. If Buyer, upon receiving notice of when the Railcars will be ready for inspection and provided that such Railcars are available for inspection, chooses not to have an inspector present within [*****] after the date that the notice states that the Railcars shall be ready for inspection or Buyer’s inspector fails to inspect the Railcars within [*****] after the date that the notice states the Railcars will be ready for inspection, Buyer shall be deemed to have accepted the applicable Railcars at the close of business on the day that is [*****] after the date that such Railcars were ready for inspection and Seller will execute, on behalf of Buyer, a Certificate of Acceptance dated as of the day that is [*****] after the date that such Railcars were ready for inspection. Notwithstanding anything to the contrary set forth herein or in any Certificate of Acceptance, the execution of a Certificate of Acceptance shall not relieve the Seller of any of its obligations under the Agreement nor shall it constitute a waiver by the Buyer of any of its rights and remedies under this Agreement with respect to any defect or deficiency of workmanship, materials, construction or other deviation from the terms and conditions of this Agreement. For the avoidance of doubt, the rights and obligations of Buyer (or its agent or representative, as applicable) under this 12

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Section 11.1 shall apply exclusively to Buyer (or its agent or representative, as applicable), and shall not apply to any lessee or customer of Buyer. 11.2. Rejected Railcar. If, prior to the Delivery of a Railcar, Buyer’s inspection determines that the manufacture of the Railcar does not comply with the applicable Specification, Buyer may reject such Railcar and, in such event, Buyer shall notify Seller in writing no later than the [*****] immediately following the completion of Buyer’s inspection, specifying in reasonable detail the reason(s) for such rejection. Seller shall substitute for the rejected Railcar the next Railcar in Seller’s production line for Railcars identical to the rejected Railcar that were ordered contemporaneously therewith and repair or replace the rejected Railcar for re-inspection and acceptance by Buyer. The foregoing process shall be repeated until the replacement Railcar or corrected Railcar is acceptable to Buyer; provided, however, that if within [*****] from and after the date the final Railcar is Delivered under such Order (excluding any Railcars not Delivered due to the rejection of such Railcar in accordance with this Section 11.2), Seller has failed to either repair a Railcar that was rejected so that it complies with the applicable Specification and Regulations or provide a replacement Railcar for the Railcar that was rejected [*****]. For the avoidance of doubt, the rights and obligations of Buyer (or its agent or representative, as applicable) under this Section 11.2 shall apply exclusively to Buyer (or its agent or representative, as applicable), and shall not apply to any lessee or customer of Buyer. 12. PAYMENT AND CLOSING. 12.1. Payment of Purchase Price and Closing of Sale. On or before [*****] following Buyer’s receipt of (i) the shipping report for a Railcar, including the lightweight of each Railcar shipped and each Railcar’s assigned number, (ii) a Certificate of Acceptance executed by Buyer’s inspector, or the acceptance of any such Railcar has been deemed pursuant to Section 11.1 hereof, (iii) Seller’s invoice for such Railcar(s) with the Invoice Price broken down to detail the components thereof, if applicable, and substantially in the form attached hereto as Exhibit E hereof, and (iv) Seller’s executed Bill of Sale substantially in the form attached hereto as Exhibit F, Buyer shall pay the Invoice Price for each Railcar manufactured and Delivered by Seller and accepted by Buyer via wire transfer or ACH to Seller (pursuant to such payment instructions for each method of payment as Seller shall provide to Buyer in advance of the due date for such amounts). 12.2. Taxes. Buyer is solely responsible for all federal, state, or local sales, use, or other taxes or charges, however designated or imposed, by any domestic governmental authority or agency, upon any Railcar purchased and sold hereunder, or upon the sale, transportation, use, or Delivery thereof, that is required to be paid or collected by Seller, directly or indirectly, whether the same 13

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. is assessed against Seller on behalf of Buyer or by virtue of Seller’s contracts with Seller’s vendors (collectively, “Taxes”) [*****]. In the event an amount for applicable Taxes is not included in Seller’s invoice for Buyer’s account, Buyer shall remain solely responsible for the payment of such Taxes. [*****]. 12.3. Late Payments. [*****] if any payment is not received by a Party on or before the due date for such payment, and such failure continues for [*****] after such due date, such Party shall charge the other Party interest on any unpaid balance at the prime rate per annum in effect on such due date at Bank of America, Illinois, plus [*****] or the highest rate permitted by law, whichever is lower, from the date such payment was due through and including the date on which actual payment in full is made by such other Party. 12.4. [*****]. 13. MANUFACTURING WARRANTIES AND DISCLAIMERS; IP INDEMNITY 13.1. Manufacturing Warranties. 13.1.1. Seller warrants to Buyer that, for a period of [*****] after Delivery of the applicable Railcars (the “Warranty Period”), (i) the assembly, construction and manufacture of the Railcars by Seller, Seller’s employees and Seller’s subcontractors will be in accordance with the Specification and Regulations (as defined in Section 13.1.8), and (ii) the material and workmanship of the Railcars furnished by Seller, Seller’s employees and Seller’s subcontractors will be free from defects under normal use and service for the Warranty Period. Seller’s warranties in this Agreement shall not apply to, and Seller shall not be responsible for, any failure of any Railcar purchased hereunder which has been subjected [*****]. Further, Seller’s warranties in this Agreement shall not apply to, and Seller shall not be responsible for, the deterioration of any Railcar purchased hereunder to the extent resulting from [*****]. Seller’s only obligation to Buyer and Buyer’s sole and exclusive remedy for any warranty claims related to or arising from the Railcars is limited to promptly repairing, modifying or replacing, at Seller’s exclusive option, the material and workmanship of the Railcar that is not in conformity with Seller’s warranties in this Agreement. [*****]. Seller and Buyer shall jointly determine the place where any defective Railcar will be replaced or repaired. Upon Seller’s reasonable request, Buyer will ship [*****] any defective Railcar to such location. Buyer will not repair (except running repairs), replace or discard any defective Railcar until Seller has first been given a reasonable opportunity to inspect the alleged defect, which inspection shall occur no later than [*****] after Buyer notified Seller of the defective Railcar; provided, that each Party shall be responsible for their own 14

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. costs incurred in connection with such inspection. Any warranty claims related to or arising from a Railcar must be made by Buyer in writing. Buyer will use its commercially reasonable efforts to promptly provide written notice to Seller of its determination that there has been a breach of warranty, but in no event can a breach of warranty claim be made more than [*****] from the date of Delivery of such Railcar. 13.1.2. With respect to interior and exterior primers, paints, coatings, linings, and/or sealants (the “Coatings”), Seller warrants that it will apply the Coatings selected by Buyer in accordance with the Coating manufacturer’s specifications and recommendations, and, except as set forth in this Section 13.1.2, Seller makes no other warranty, express or implied, with respect to the Coatings or the adequacy of such Coating manufacturer’s specifications and recommendations. Seller may offer various choices of Coatings at various prices and of various qualities. The Coatings actually applied by Seller shall be chosen by Buyer at Buyer’s sole discretion, subject to Seller’s agreement to apply such Coatings, based on, but not limited to, Seller’s ability to obtain and apply such Coatings. Buyer’s choice of Coatings is made at Buyer’s sole risk and, except as set forth below in this Section 13.1.2, Seller makes no warranty, express or implied, regarding the suitability or effectiveness of any Coatings. With respect to the Coatings, for a period of [*****] after Delivery of the applicable Railcars, Seller’s sole obligation under this Section 13.1.2 is limited to repair or replacement, at the election of Seller, of the Coatings defectively installed by Seller in any Railcar. [*****] Seller and Buyer shall jointly determine the place where any defectively installed Coatings will be replaced or repaired. Upon Seller’s reasonable request, Buyer shall provide such Railcar for an examination by Seller promptly following written notification by Buyer of a potential defective installation of Coatings; provided, that each Party shall be responsible for their own costs incurred in connection with such examination. If the Parties determine that a defectively installed Coating cannot be practically repaired, Seller shall replace the Coating. 13.1.3. In the event that Buyer sells, leases or otherwise transfers the Railcars, any such transaction shall not otherwise modify or terminate Seller’s warranties in this Agreement, and Buyer shall be permitted to assign such warranties to the purchaser, lessee or transferee of the Railcars. In the event of such assignment, Buyer’s assignee shall be limited to the same warranties as Buyer as set forth in this Agreement and such assignee shall adhere to the limitations and obligations required to be undertaken by Buyer as a condition of such warranties. Such assignee may take no greater or additional rights or remedies in addition to those set forth in this Agreement with respect to Seller’s warranties and shall be notified by Buyer of its rights as set forth 15

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. herein with respect to Seller’s warranties. In connection with any such assignment, Buyer shall be permitted to share the terms of such warranties with the proposed assignee and the restrictions set forth in Section 20.4 shall not apply to such disclosure. [*****]. 13.1.4. [*****]. 13.1.5. SELLER MAKES NO EXPRESS OR IMPLIED WARRANTY THAT ANY PARTS OR COMPONENTS PURCHASED FROM THIRD PARTY SUPPLIERS OR MANUFACTURERS (HEREINAFTER, EACH A “SUPPLIER OR MANUFACTURER”) AND INSTALLED IN OR ON THE RAILCARS ARE FREE FROM DEFECTS. ANY PARTS OR COMPONENTS PURCHASED FROM SUPPLIERS OR MANUFACTURERS AND INSTALLED IN OR ON THE RAILCARS WILL BE COVERED UNDER THE WARRANTY GIVEN BY THE SPECIFIC SUPPLIER OR MANUFACTURER AND THE TERMS SET FORTH THEREIN. SELLER AGREES TO REASONABLY COOPERATE WITH BUYER TO ENFORCE ANY SUCH SUPPLIER OR MANUFACTURER WARRANTIES. TO THE EXTENT EXPRESSLY PERMITTED BY ANY SUCH SUPPLIER OR MANUFACTURER, SELLER AGREES TO TRANSFER AND ASSIGN TO BUYER, WITHOUT WARRANTY OR ASSUMPTION BY SELLER WITH RESPECT THEREOF, SUCH SUPPLIER’S OR MANUFACTURER’S WARRANTIES COVERING PARTS OR COMPONENTS FURNISHED BY SUCH SUPPLIER OR MANUFACTURER. UPON BUYER’S REQUEST, SELLER SHALL PROVIDE A LIST OF THE TERM AND GENERAL DESCRIPTION OF THE WARRANTIES THAT IT HAS FROM ITS PRIMARY SUPPLIERS OR MANUFACTURERS OF PARTS OR COMPONENTS, AND SHALL OTHERWISE SUPPLEMENT SUCH INFORMATION FROM TIME TO TIME AS BUYER MAY REASONABLY REQUEST. 13.1.6. THE WARRANTIES STATED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE MADE BY SELLER TO BUYER EXPRESSLY IN LIEU OF ANY AND ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AT LAW, IN EQUITY OR UNDER CONTRACT, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. 13.1.7. NOTWITHSTANDING ANY COURSE OF DEALING BETWEEN THE PARTIES OR CUSTOM AND USAGE IN THE TRADE TO THE CONTRARY, OTHER THAN AS EXPRESSLY SET FORTH IN THIS 16

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. AGREEMENT, SELLER SHALL HAVE NO LIABILITY TO BUYER AND BUYER SHALL NOT MAKE ANY CLAIM AGAINST SELLER OR RECOVER ANY AMOUNT WHATSOEVER FROM SELLER FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, LOST PROFITS, INCIDENTAL, COVER, OR PUNITIVE DAMAGES THAT ARISE OUT OF OR RESULT FROM ANY BREACH BY SELLER OF ANY AND ALL WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AT LAW, IN EQUITY OR UNDER CONTRACT, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE [*****]. 13.1.8. For purposes of this Agreement, “Regulations” shall mean all industry standards for new railcar equipment, including without limitation, all rules, statutes, regulations, directives and requirements of the United States of America and Canada (including, without limitation, those of the United States Department of Transportation (“DOT”), the Federal Railroad Administration (“FRA”), and Transport Canada) and the specifications and standards of the Association of American Railroads (“AAR”) applicable to new railroad equipment, in each case as may be in effect on the date of construction of the applicable Railcars. 13.1.9. With respect to any material and workmanship of a Railcar that is not in conformity with Seller’s warranty under Sections 13.1.1 or 13.1.2, Seller shall (i) develop and implement a corrective action plan reasonably acceptable to Buyer, and (ii) deliver to Buyer’s engineering or quality group and be reasonably available to discuss the specifics of such corrective action plan, in each case within [*****] of Seller’s receipt of written notice of a warranty claim from Buyer. 13.2. Intellectual Property Infringement. 13.2.1. Subject to Section 13.2.2, Seller shall indemnify, defend and hold Buyer harmless from all losses, damages, liabilities, deficiencies, claims, actions, judgments, settlements, interest, awards, penalties, fines, costs, or expenses, including reasonable attorneys’ fees (collectively, “Losses”) arising from any claim that the Railcars, or any product, accessory, part, Component, or attachment thereof, furnished by Seller under this Agreement, constitute an infringement of any intellectual property right of a third party, including, but not limited to, any patent rights. Buyer shall promptly notify Seller in writing of any such claim for and provide information and assistance reasonably requested by Seller (at the Seller’s expense) for the defense of the same. 17

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 13.2.2. In case the Railcars, or any or any product, accessory, part, Component, or attachment thereof covered under Section 13.2.1, constitute infringement of any intellectual property right of a third party, and the use of the Railcars, or any part thereof covered under Section 13.2.1, is enjoined, Seller shall use its best efforts to promptly, at its own expense, and at its option, either procure for Buyer the right to continue using said Railcar, replace same with non-infringing equipment, or modify said Railcar so that it becomes non- infringing or refund the Invoice Price of said Railcar. 13.2.3. Seller’s obligations under Section 13.2.1 and Section 13.2.2 shall not cover or apply to any product, accessory, part, Component, or attachment that is not manufactured by Seller (including any Buyer-Supplied Component) or that are manufactured by Seller to specifications or designs provided by Buyer that differ from Seller Specifications or designs. 13.2.4. Buyer shall indemnify, defend and hold Seller harmless from all Losses arising from any claim that Railcars, or any product, accessory, part, Component or attachment (including Buyer-Supplied Components), manufactured or supplied by Seller to specifications or designs provided by Buyer that differ from Seller Specifications or designs, constitute an infringement of any intellectual property right of a third party, including, but not limited to, any patent rights. Seller shall promptly notify Buyer in writing of any such claim and provide information and assistance reasonably requested by Buyer (at the Buyer’s expense) for the defense of the same. Buyer shall use its best efforts to promptly, at its own expense, and at its option, either procure for itself the right to continue using said Railcar or part thereof, replace same with non-infringing equipment or modify said Railcar or part thereof so that it becomes non-infringing. 13.2.5. This Section 13.2 states the sole and entire liability of Seller and/or Buyer, as applicable, to the other Party for infringement of any intellectual property right of a third party, including, but not limited to, any patent rights in relation to the Railcars, or any product, accessory, part, Component or attachment (including Buyer-Supplied Components) thereof. 18

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 14. LIMITATION OF LIABILITY. NEITHER PARTY OR SUCH PARTY’S ASSIGNEE SHALL HAVE LIABILITY TO THE OTHER PARTY WITH RESPECT TO ANY CLAIMS UNDER THIS AGREEMENT, WHETHER FOR BREACH OF WARRANTY, IN CONTRACT, IN TORT, FOR STRICT LIABILITY, FOR PRODUCT LIABILITY, OR FOR OTHER CAUSES OF ACTION, FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, LOST PROFITS, SPECIAL, COVER, OR PUNITIVE DAMAGES; [*****]. 15. REPRESENTATIONS AND OTHER WARRANTIES OF SELLER. Seller hereby represents and warrants to and in favor of Buyer that: 15.1. at the time Seller Delivers each Railcar hereunder, Seller shall hold and convey to Buyer good and marketable title to such Railcar free and clear of all indentures, deeds of trust, mortgages, security interests, liens, claims, demands, encumbrances, privileges, pledges, residual interests, re-marketing rights, purchase options and other charges of every nature and kind whatsoever, excepting any such encumbrances resulting from the acts or omissions of Buyer (or those acting under the authority of Buyer) (collectively, “Encumbrances”). For the avoidance of doubt, nothing in this Section 15.1 shall prevent Seller from making or incurring liens, security interests, encumbrances or pledges in the ordinary course of its business in order to obtain financing and other working capital; provided, that Seller conveys good and marketable title to each Railcar free and clear of Encumbrances in accordance with this Section 15.1 and that nothing herein relieves Seller of its obligation to so deliver title hereunder; 15.2. Seller is duly formed, validly existing and in good standing in the State of North Dakota and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted. Seller is duly qualified or licensed to do business as a foreign entity and is in good standing in each jurisdiction where the character of its properties and assets owned, operated or leased or the nature of its activities makes such qualification or license necessary, except where the failure to be so qualified or licensed or in good standing does not materially and adversely affect Seller’s ability to perform hereunder. Seller has all permits, licenses and government approvals necessary to manufacture and sell the Railcars; 15.3. this Agreement and all certificates, documents, instruments and agreements delivered under or in connection with this Agreement (i) have been properly authorized by all necessary corporate action and (ii) do not require the approval of any holder of shares, stocks, bonds, debentures or other securities issued by Seller or outstanding under any agreement, indenture or other instrument to which Seller is a party or by which Seller or its property may be charged or affected; 19

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 15.4. Seller’s execution, delivery and performance of this Agreement and all certificates, documents, instruments and agreements delivered by Seller under or in connection with this Agreement, and Seller’s compliance with the terms, conditions and provisions hereof and thereof do not, and will not, (i) constitute a breach of any existing contractual obligation of Seller, (ii) violate any provision of the certificate of incorporation or bylaws of Seller, (iii) require the approval or the giving of prior notice to any third party or government agency, (iv) breach or result in the breach of, constitute a default under any of the provisions of, or result in the creation of any lien, charge, encumbrance or security interest upon any property or assets of Seller, (v) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Seller, or (vi) constitute a violation by Seller of any law, order or regulation applicable to Seller, in each case so as to materially and adversely affect Seller’s ability to perform or Buyer’s enjoyment of its rights hereunder. Seller will comply in all material respects with all laws, orders and regulations applicable to Seller in manufacturing Railcars under this Agreement. 15.5. this Agreement and all certificates, documents, instruments and agreements delivered under or in connection with this Agreement, or in connection with the consummation of the transactions contemplated hereunder, constitute legal, valid and binding obligations of Seller, enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity; and 15.6. there are no legal or governmental investigations, actions or proceedings pending or, to the knowledge of Seller, threatened in writing against Seller before any court, administrative agency or tribunal which, if determined adversely, would, individually or in the aggregate, materially adversely affect the transactions contemplated by this Agreement or the ability of Seller to perform its obligations hereunder. 15.7. Seller will maintain, at its expense, insurance coverages of the types, and in the amounts, that are reasonably prudent for the operation of its business, the sale of the Railcars and performance under this Agreement, including, but not limited to, comprehensive commercial general liability (including products liability), employer’s liability and worker’s compensation. All insurance requirements of Seller under this Agreement may be satisfied in part through self-insurance or self-retention by Seller, to the extent permissible under the applicable law. 20

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 16. REPRESENTATIONS AND WARRANTIES OF BUYER. Buyer hereby represents and warrants to and in favor of Seller that: 16.1. Buyer is duly incorporated, validly existing and in good standing in the State of New York and has all requisite corporate power and authority to own, operate or lease the properties and assets now owned, operated or leased by it and to carry on its business as currently conducted. Buyer is duly qualified or licensed to do business as a foreign corporation and is in good standing in each jurisdiction where the character of its properties and assets owned, operated or leased or the nature of its activities makes such qualification or license necessary, except where the failure to be so qualified or licensed or in good standing does not materially and adversely affect Buyer’s ability to perform hereunder; 16.2. this Agreement and all certificates, documents, instruments and agreements delivered under or in connection with this Agreement (i) have been properly authorized by all necessary corporate action and (ii) do not require the approval of any holder of shares, stocks, bonds, debentures or other securities issued by Buyer or outstanding under any agreement, indenture or other instrument to which Buyer is a party or by which Buyer or its property may be charged or affected; 16.3. Buyer’s execution, delivery and performance of this Agreement and all certificates, documents, instruments and agreements delivered by Buyer under or in connection with this Agreement, and Buyer’s compliance with the terms, conditions and provisions hereof and thereof do not, and will not, (i) constitute a breach of any existing contractual obligation of Buyer, (ii) violate any provision of the charter or by-laws of Buyer, (iii) require the approval or the giving of prior notice to any third party or government agency, (iv) breach or result in the breach of, constitute a default under any of the provisions of, or result in the creation of any lien, charge, encumbrance or security interest upon any property or assets of Buyer, (v) violate any judgment, order, injunction, decree or award of any court, administrative agency or governmental body against, or binding upon, Buyer, or (vi) constitute a violation by Buyer of any law, order or regulation applicable to Buyer, in each case so as to materially and adversely affect Buyer’s ability to perform or Seller’s enjoyment of its rights hereunder; 16.4. this Agreement and all certificates, documents, instruments and agreements delivered under or in connection with this Agreement, or in connection with the consummation of the transactions contemplated hereunder, constitute legal, valid and binding obligations of Buyer, enforceable in accordance with their terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity; and 21

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 16.5. there are no legal or governmental investigations, actions, or proceedings pending or, to the knowledge of Buyer, threatened in writing against Buyer before any court, administrative agency or tribunal which, if determined adversely, would, individually or in the aggregate, materially adversely affect the transactions contemplated by this Agreement or the ability of Buyer to perform its obligations hereunder. 17. DEFAULT. Subject to Section 10.4 addressing Force Majeure Events, the occurrence of any one or more of the following events shall constitute an event of default (“Event of Default”) hereunder by a Party: 17.1. the failure of such Party to perform a material obligation hereunder; provided, that such failure to perform is not cured by such Party within [*****] after receipt of written notice from the other Party specifying such failure to perform; 17.2. the failure by such Party to pay any amount due and payable pursuant to the terms of this Agreement, other than amounts disputed by such Party; provided, that such failure to pay is not cured by such Party within [*****] after receipt of written notice from the other Party specifying such failure to pay; 17.3. the (i) filing by such Party of a voluntary petition in bankruptcy, (ii) adjudication of such Party as a bankrupt or insolvent, (iii) filing by such Party of any petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief for itself under the federal bankruptcy laws, (iv) consent or acquiescence of such Party to the appointment of a trustee, receiver, conservator, or liquidator of such Party for all, or any substantial portion of such Party’s property or assets, or (v) filing of any involuntary petition in bankruptcy against either Party (provided that any such filing is not withdrawn, vacated, removed, discharged, or stayed within [*****] thereafter); 17.4. the notification in writing to a governmental agency by such Party of its pending insolvency, or suspension or pending suspension of its operations; 17.5. the making by such Party of any general assignment for the benefit of its creditors or the taking of similar actions for the protection or benefit of its creditors; 17.6. in the case of Seller, in the event that [*****] the number of Railcars that have been rejected by Buyer pursuant to Section 11.2 equals [*****]; 17.7. in the case of Seller, in the event that [*****] the number of Railcars that have not been Delivered within [*****] of their respective Committed Delivery Dates (excluding delayed deliveries resulting from Force Majeure Events and those resulting from quality rejection pursuant to Section 11.2) [*****]; or 22

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 17.8. in the case of Seller, a breach of Seller’s obligations set forth in Section 6.3 of this Agreement; provided, that such breach is not cured by Seller within [*****] after receipt of written notice from Buyer specifying that such breach has occurred. The Parties agree that either Party’s initiation of the dispute resolution provisions described in Section 20.13 will not be a prerequisite for a Party to give a notice of an Event of Default or act to delay any of the time periods for cure specified above. 18. TERMINATION. In addition to any other rights and remedies available under this Agreement or at law, in equity or otherwise, and in addition to the termination rights relating to a Force Majeure Event as set forth in Section 10.4, upon the occurrence of an Event of Default, the non-defaulting Party may terminate this Agreement on a date that is [*****] after the date appearing in a written notice to the other Party regarding such termination. In the event of termination of this Agreement under this Section 18, such termination shall not affect any Party’s rights or obligations that accrued prior to the date of such termination, and any Order of Railcars placed prior thereto shall be Delivered by Seller, and Buyer shall accept Delivery of such Railcars that comply with the Specifications as provided under Section 11.1, in accordance with the terms of this Agreement regardless of the effective date of the termination; provided, that Buyer shall not be required to place any new Orders after the date of the written notice of such termination (regardless of whether Buyer has placed Orders for Railcars equal to the Base Order Quantity or the Additional Railcar Monthly Quantity, as applicable, or the applicable Monthly Order Quantity for the month in which such termination occurs). Notwithstanding the foregoing, in the event of a written notice of termination of this Agreement by either Party as a result of the occurrence of an Event of Default described in Sections 17.3, 17.4, or 17.5, the non-defaulting Party shall not have any further obligation to Deliver Railcars (in the case of Seller) or to accept any Railcars (in the case of Buyer), in either case arising under Orders pending as of the date of the Event of Default. 19. SUPPLY OF SPARE PARTS. For a period [*****], or, if Seller (or Seller’s successor) discontinues the manufacturing of railcars for third parties or discontinues the manufacturing of aftermarket railcar parts and Components before the expiration of such [*****] period (“Discontinued Operations”), up to the date of Discontinued Operations, Seller (or such successor) shall make spare parts, Components, fixtures and assemblies for the Railcars that are proprietary to Seller or Seller’s successors (“Spare Parts”) and shall be made available to Buyer for purchase at Seller’s then-market price. In the event the date of Discontinued Operations is before the expiration of such [*****] period, Seller (or Seller’s successor) shall give Buyer as much advance written notice of such Discontinued Operations as reasonably possible, but in no event less than [*****] notice prior to announcing its decision regarding Discontinued Operations. In addition, if Seller learns in writing that any of its Suppliers or Manufacturers will cease to make any Spare 23

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Parts, Seller shall give Buyer written notice of such Supplier’s or Manufacturer’s decision promptly upon learning of same. 20. MISCELLANEOUS. 20.1. Further Assurances. Following acceptance of and payment for any Railcar hereunder, Seller shall make, do, and execute or cause to be made, done, and executed all such further acts, deeds and assurances as Buyer or Buyer’s counsel may, at any time or from time to time, reasonably require to confirm Buyer’s right, title, and interest in and to such Railcar in accordance with the intent and meaning of this Agreement. 20.2. Records Provided to Buyer; UMLER Reporting. 20.2.1. Within [*****] after the transfer by Bill of Sale of any Railcar to Buyer, Seller will furnish Buyer with copies, in electronic form, of documents described on Exhibit G attached hereto (collectively, “Records”). Prior to Delivery of any Railcar in the Tank Railcar Category hereunder, Seller will file an application with the AAR for a certificate of construction (a “Certificate of Construction”) for each Railcar and shall provide Buyer with such Certificate of Construction in electronic form, in each case as required by 49 CFR 179.5. 20.2.2. Notwithstanding anything to the contrary set forth in this Agreement, Buyer may (i) use Records in order to safely use, operate, repair, maintain, or modify any Railcar, to fabricate replacement parts and to perform engineering modelling for repair, maintenance or modification to any Railcar, and (ii) disclose Records for any Railcar to (x) any subsidiary or Affiliate of Buyer, (y) any prospective or actual third party purchaser of the Railcar from Buyer, or (z) any third party for the purpose of permitting such third party to safely use, operate, repair, maintain, or modify any Railcar, to fabricate replacement parts or to perform engineering modelling for repair, maintenance or modification to any Railcar. 20.2.3. Prior to the Delivery of each Railcar, Seller shall report the following information in UMLER: 20.2.3.1. Air brake test date; 20.2.3.2. Reflectorization application date; 20.2.3.3. Comprehensive equipment performance monitoring (CEPM) component identification (CID) numbers as required by applicable Regulations (as of the date of this 24

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Agreement, CID numbers must be reported for each wheel set, couplers, bolsters and side frames). 20.3. Communication and Correspondence. Seller shall furnish to Buyer, promptly upon Seller’s receipt thereof, copies of any notice or correspondence received by Seller from any third party (other than a Seller Affiliate), including any governmental agency, with respect to any Railcar manufactured by Seller for Buyer pursuant to the terms hereof. Seller shall also furnish to Buyer, promptly upon Seller’s receipt thereof, copies of any notice or correspondence received by Seller from any manufacturer or supplier of any part, material, equipment, or Component installed in or on any Railcar manufactured by Seller for Buyer pursuant to this Agreement. 20.4. Confidentiality. 20.4.1. For purposes of this Section 20.4, (x) “Seller’s Confidential Information” shall mean [*****]; (y) “Buyer Confidential Information” shall mean [*****]; and (z) “Confidential Information” shall mean (1) Seller’s Confidential Information when the Disclosing Party (as defined below) is Seller, (2) Buyer’s Confidential Information when the Disclosing Party is Buyer, and (3) the terms of this Agreement that were redacted in the publicly available copy of this Agreement filed with the Securities and Exchange Commission (the “SEC”) (such terms, the “Redacted Terms”); and in each case for purposes of (x), (y) or (z), whether in electronic or hard form and whether or not reduced to writing and whether or not it is specifically designated or identified as Confidential Information. 20.4.2. In the course of performance hereunder, each of Buyer and Seller (with respect to Confidential Information disclosed by such Party, the “Disclosing Party”) will disclose to the other Party (the “Receiving Party”), whether in written, electronic, or oral form, Confidential Information that the Disclosing Party regards as proprietary and confidential. The Receiving Party agrees to hold the Confidential Information disclosed to it by or on behalf of the Disclosing Party in confidence, to take commercially reasonable precautions to protect such Confidential Information from disclosure and to use the Confidential Information only in connection with the performance of its obligations under this Agreement, in each case for a period ending [*****] after the end of the Term. Subject to Section 20.4.4 hereof, the Receiving Party shall take the same precautions with regard to disclosure of Confidential Information to its employees, contractors and consultants except for those employees, contractors and consultants who need to know such Confidential Information in order for the Receiving Party to carry out its 25

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. obligations hereunder and who have been informed of the terms of this Section 20.4. [*****]. 20.4.3. [*****] Notwithstanding the foregoing, the Receiving Party may disclose Confidential Information to any of its legal, financial or tax planning representatives (“Representatives”) who need to know such Confidential Information in order for the Receiving Party to carry out its obligations or enforce its rights hereunder and who have been informed of such obligations. Each Party shall be responsible for any action or failure to act that would constitute a breach or other violation of this Section 20.4 by its Representatives. 20.4.4. Confidential Information does not include information that: (i) the Receiving Party can demonstrate was in its possession prior to being disclosed by the Disclosing Party hereunder; (ii) is now, or hereafter becomes generally known to the public; (iii) is obtained from a third party, which to Receiving Party’s knowledge, that is not bound under an obligation of confidentiality to the Disclosing Party; or (iv) is independently developed by the Receiving Party without reference to or use of any Confidential Information. The foregoing restrictions on disclosure of Confidential Information do not apply to any disclosure of Confidential Information with respect to which the Receiving Party is advised by legal counsel that such disclosure is necessary or compelled (a) under the federal securities laws or other applicable law, or by the rules and regulations of the SEC or of any stock exchange on which the Receiving Party’s stock is listed, or (b) pursuant to the terms of any deposition, interrogatory, formal litigation discovery request, subpoena, civil investigative demand, court order or similar process to which the Receiving Party or its Representatives are subject; provided, that the Receiving Party notifies the Disclosing Party as promptly as reasonably possible after service of such legal process and to the extent legally permissible so that the Disclosing Party may seek an appropriate protective order, confidential treatment, or other remedy. In the event the Receiving Party or its Representatives are required or compelled to disclose Confidential Information pursuant to the immediately preceding sentence, the Receiving Party or its Representatives may disclose only that portion of such Confidential Information with respect to which the Receiving Party or its Representatives have been advised by its counsel is required or compelled to be disclosed. Seller will be free to use for any purpose any generally applicable knowledge, experience, ideas, concepts, know-how or techniques developed or learned by Seller in the course of manufacturing or supplying Railcars hereunder and any specifications that are the same or substantially similar to the Seller Specifications for Railcars supplied hereunder. 26

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 20.4.5. Upon the request of the Disclosing Party following the expiration or termination of this Agreement, the Receiving Party will destroy all of the Disclosing Party’s Confidential Information, except that the Receiving Party may retain Confidential Information of the Disclosing Party that is (i) necessary in connection with the enforcement of the Receiving Party’s rights under this Agreement, (ii) required to be maintained by the Receiving Party’s audit requirements or internal document retention policies or (iii) contained in an archived computer system backup in accordance with the Receiving Party’s security or disaster recovery procedures; provided, that any such retained or archived Confidential Information shall remain subject to the provisions of this Section 20.4.5 for so long as it is maintained or archived. 20.4.6. In the event of a breach of this Section 20.4 by Receiving Party, Disclosing Party shall be entitled to seek all available legal and equitable remedies. Disclosing Party acknowledges that monetary damages may not be a sufficient remedy for any actual or threatened breach of this Section 20.4 and that, in addition to all other remedies, Disclosing Party shall be entitled to seek specific performance, injunctive and other equitable relief. 20.5. Public Disclosure. Either Party shall be permitted to file a copy of this Agreement with the SEC upon making a reasonable determination, with the advice of legal counsel, that such filing is required for such Party to comply with applicable SEC rules and regulations, and in connection therewith, such Party shall, at its own expense, request confidential treatment for certain portions of this Agreement and the Exhibits attached hereto. The filing Party shall, reasonably in advance of any deadline for filing a publicly available copy of this Agreement with the SEC, but in any case not less than [*****] prior to such deadline, provide its proposed confidential treatment request, including its proposal for the portions of this Agreement and Exhibits to be redacted in such copy, and the Parties shall reasonably cooperate to mutually select the portions to be redacted so that a publicly available copy of this Agreement, with such redactions, can be timely filed with the SEC. The filing Party shall use its reasonable best efforts to obtain “confidential treatment” of such redacted portions of this Agreement and Exhibits with the SEC. 20.6. Broker’s Commission. Each Party agrees to indemnify and hold the other Party harmless from and against any losses for commissions arising out of the acts of such Party and for expenses (including reasonable attorneys’ fees) and costs relating to such Losses or otherwise relating to such Party’s retention of any broker, finder or other Person relating to a sale of the Railcars. 20.7. No Restriction on Competition. Notwithstanding anything to the contrary in this Agreement, nothing in this Agreement is intended to, or shall prevent the Parties 27

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. from, freely competing against each other with respect to the leasing of railcars or any other activities related thereto. 20.8. Subcontractors. Subject to Section 13.1.5, Seller shall be as fully responsible to Buyer for the acts and omissions of each of its subcontractors, and of the persons employed by any of its subcontractors, and of the persons for whose acts and omissions any of its subcontractors may be liable, as it is for the acts and omissions of its own employees. For the avoidance of doubt, “subcontractors” shall be deemed not to include Suppliers or Manufacturers of linings or coatings. 20.9. [*****]. 20.10. Successors and Permitted Assigns. Neither Party may assign, transfer, sell, or convey this Agreement to a third party (whether voluntarily, by operation of law or change of control, or otherwise) without the prior written consent of the other Party, such consent not to be unreasonably withheld or delayed, [*****]. 20.11. Severability. Any term, condition or provision of this Agreement which is, or is deemed to be, void, prohibited, or unenforceable in any jurisdiction shall be, as to such jurisdiction, severable here from and ineffective to the extent of such avoidance, prohibition, and unenforceability without in any way invalidating the remaining terms, conditions, and provisions hereof. Any such avoidance, prohibition, and unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, condition, or provision in any other jurisdiction. 20.12. Governing Law. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE CONSTRUED IN ACCORDANCE WITH, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, THE LAWS OF SUCH STATE WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICT OF LAW THEREOF. 20.13. Dispute Resolution. Each dispute, claim or controversy arising out of or in any manner related to this Agreement or the breach thereof (a “Dispute”) between the Parties will be resolved or adjudicated in accordance with the provisions described in this Section 20.13. 20.13.1. In the event of a Dispute, either Party may, but is not required to, provide written notice of such Dispute to the other Party (a “Dispute Notice”) and in such event, representatives at the vice president level of each Party shall meet in person to attempt to resolve such Dispute (a “Dispute Negotiation”). Each Dispute Negotiation will take place at a time and place agreed to by such representatives, within [*****] after the date of the Dispute Notice. 28

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 20.13.2. In the event that a Dispute Notice is provided and the Parties are unable to reach a mutually satisfactory resolution of the Dispute, or in the event a Party elects not to provide a Dispute Notice, either Party may pursue resolution of the Dispute through litigation. In such case, each of the Parties irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees to bring any such action, litigation or proceeding only in the federal or state courts located in Cook County, Illinois. Each Parties expressly submits and consents to the jurisdiction of the aforesaid courts and waives any defense of forum non-conveniens. 20.13.3. EACH PARTY KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING TO RESOLVE ANY DISPUTE OR CLAIM BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT, INCLUDING ANY QUESTION REGARDING ITS EXISTENCE, VALIDITY, INTERPRETATION, BREACH, OR TERMINATION, AND INCLUDING ANY NON-CONTRACTUAL CLAIM. The Parties further agree that in the event of any claim or proceeding arising out of or relating to this Agreement, this clause will serve as conclusive evidence of their intent to waive their right to trial by jury. In such claim or proceeding, each Party expressly waives any right to claim or recover from the other Party, punitive, exemplary, moral, multiple, or similar non-compensatory damages. 20.14. Notices. Unless otherwise expressly provided herein, all communications, notices and requests under this Agreement shall be in writing and shall be deemed received either (i) one (1) business day after being deposited, all charges prepaid, with Federal Express or other commercial delivery service that guarantees next business day delivery and provides a written confirmation of delivery, or (ii) on the date of transmission, if sent by facsimile (receipt confirmed) or email. The addresses for notice, unless changed by notice, are as follows: If to Seller: American Railcar Industries, Inc. 100 Clark Street St. Charles, MO 63301 Attn: Office of Chief Executive Officer Fax: (636) 940-6030 Email: jobryan@americanrailcar.com 29

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. If to Buyer: from the Effective Date to October 7, 2018 GATX Corporation 222 West Adams Street Chicago, IL 60606 Attn: VP Fleet Management Fax: (312) 621-6648 Email: vp-fpm@gatx.com from and after October 8, 2018 GATX Corporation 233 S. Wacker Drive Chicago, IL 60606 Attn: VP Fleet Management Fax: (312) 499-7536 Email: vp-fpm@gatx.com For any notice relating to matters under Sections 7, 8, 9.11, 10.4, 13, 14, 15, 16, 17, 18 or 20 of this Agreement, copies of such notice shall also be delivered to the Parties’ respective legal counsel in the manner set forth above. The addresses, facsimile numbers and email addresses for notices, unless changed by notice, are as follows: If to Seller: American Railcar Industries, Inc. 100 Clark Street St. Charles, MO 63301 Attn: General Counsel Fax: (636) 940-6030 Email: yfundler@americanrailcar.com If to Buyer: from the Effective Date to October 7, 2018 GATX Corporation 222 West Adams Street Chicago, IL 60661 Attn: Associate General Counsel Fax: (312) 621-6648 Email: Brian.Glassberg@gatx.com 30

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. from and after October 8, 2018 GATX Corporation 233 S. Wacker Drive Chicago, IL 60606 Attn: Associate General Counsel, Rail Fax: (312) 621-6648 Email: Brian.Glassberg@gatx.com 20.15. Counterparts. This Agreement and the other documents explicitly referenced herein may be executed in any number of counterparts and via facsimile or other form of electronic transmission, each of which will be deemed an original but all of which together shall constitute one and the same instrument. 20.16. Entire Agreement and Amendments. This Agreement, together with each Exhibit attached hereto, and the other documents explicitly referenced herein contain the entire agreement and understanding between the Parties with respect to the subject matter hereof and, as of the execution hereof, supersedes all prior agreements, understandings, and representations, whether oral or written, related to the subject matter hereof, including that certain [*****], each of which are hereby terminated and shall be of no further force and effect following the execution and delivery hereof. No amendment, modification, supplement, waiver, or release of any of the terms and conditions contained herein shall be made except by mutual agreement to that effect in writing and signed by all Parties. 20.17. Survival. Regardless of the expiration or termination for any reason of this Agreement, the rights and obligations set forth in this Agreement that require or contemplate performance by a Party after such expiration or termination shall remain in full force and effect to the extent required for their full observance and performance, including, but not limited to, Sections 5.3, 5.5, 7, 8, 12, 13, 14, 15, 16, 17, 18, 19 and 20. 20.18. Expenses. Except as otherwise expressly set forth in this Agreement, each Party will bear all of its own costs and expenses incurred in negotiating and complying with such Party’s obligations arising pursuant to this Agreement. 20.19. No Agency Relationship. Nothing contained in this Agreement will create any agency, fiduciary, joint venture, or partnership relationship between the Parties. 20.20. No Third-Party Beneficiaries. This Agreement will not confer any rights or remedies upon any Person other than the Parties. 31

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. 20.21. Headings. The Section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement. 20.22. Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Unless the context requires otherwise, singular includes plural and vice versa and any gender includes every gender, and where any word or phrase is given a defined meaning, any other grammatical form of that word or phrase will have a corresponding meaning. The word “including” (and its variants, e.g. “includes”, “include”) will mean “including without limitation” unless otherwise stated. Unless the context requires otherwise, the words “hereof,” “herein,” “hereunder,” “hereby,” or words of similar import refer to this Agreement as a whole and not to any particular Section, subparagraph, clause or other subdivision hereof. The word “or” will be disjunctive but not exclusive. Each reference to a Section herein is to a Section of this Agreement. Each Exhibit attached hereto is incorporated herein and made a part hereof as if fully set forth herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] 32

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement as of the Effective Date. GATX CORPORATION By: Name: Thomas A. Ellman Title: Executive Vice President, Rail North America AMERICAN RAILCAR INDUSTRIES, INC. By: Name: John O’Bryan Title: President and Chief Executive Officer [Signature page to Supply Agreement]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit A Railcar Types [*****]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK ("[*****]") TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A-1

Monthly and Annual Volume Parameters

	Annual Volumes by Year						[*****]				
	2019	2020	2021	2022	2023	Total	[*****]	[*****]	[*****]	[*****]	[*****]
Initial-Term and Base-Term Volume											
	450	1,800	1,800	1,800	1,800	7,650	[*****]	[*****]	[*****]	[*****]	[*****]
Additional Railcar Option Volume											
	[*****]	[*****]	[*****]	[*****]	[*****]	4,400	[*****]	[*****]	[*****]	[*****]	[*****]
Sub-Total	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]											
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]											
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]											
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

[*****]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit A-2 [*****]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit B Order Form RAILCAR ORDER FORM To: Company: Telephone: Order Date: GATX CPP/BO#: Car Type(s): Quantity: Alternates: [*****] Price: Terms and Conditions: This Order Form is subject to the terms and conditions of the Supply Agreement dated July 30, 2018. Executed by: GATX Corporation By: ___________________________________ Name: ________________________________ Title: _________________________________ Signature: _____________________________

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit C Form of Seller’s Order Confirmation [Date] [Customer] [Address] Description of Railcar Types: Quantity (per Railcar Type): Estimated Base Sales Price (per Railcar): $ [*****] Alternates: 1. 2. Total – Alternates: $ Seller’s Order Confirmation Price: $ The Seller’s Order Confirmation Price is subject to adjustment in accordance with the terms and conditions of the Supply Agreement dated July 30, 2018. Delivery: Commencing ______________

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit D Form of Certificate of Acceptance [For Paragould] AMERICAN RAILCAR INDUSTRIES, INC. CERTIFICATE OF ACCEPTANCE In accordance with the Supply Agreement (“Agreement”) between GATX Corporation ("Buyer") and American Railcar Industries, Inc. ("Seller"), dated July 30, 2018, the undersigned hereby certifies that on the date of this Certificate the following Railcars were accepted by the Buyer in accordance with the Agreement. The execution of this Certificate of Acceptance shall not relieve the Seller of any of its obligations under the Agreement nor shall it constitute a waiver by the Buyer with respect to any of its rights and remedies under the Agreement. ARI Location: Choose an item. ARI Lot Number: ____________________________ Total: _____________ Car Initial Car Number LD. LMT LT. WT. Certification Date

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Date: ARI QA Name Representative Date: Name Representing

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. [For Marmaduke] AMERICAN RAILCAR INDUSTRIES, INC. CERTIFICATE OF ACCEPTANCE In accordance with the Supply Agreement (“Agreement”) between GATX Corporation ("Buyer") and American Railcar Industries, Inc. ("Seller"), dated July 30, 2018, the undersigned hereby certifies that on the date of this Certificate the following Railcars were accepted by the Buyer in accordance with the Agreement. The execution of this Certificate of Acceptance shall not relieve the Seller of any of its obligations under the Agreement nor shall it constitute a waiver by the Buyer with respect to any of its rights and remedies under the Agreement. Lot No.: ____________ Customer : Rounded Car Car # Lb’s Kg’s Certification Capacity Built Date Initial Date Gallons Ld. Lmt. 00,000 000,000 Lb. Kg. Lt. Wt. 00,000 00,000 Lb. Kg. Date: ARI Marmaduke, AR Name Representative

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Date: Name Representing FORM QA 074 Rev. B 02/02/10 AAR Certificate of Construction #: XXXXXX Date Approved: ____________ 49 Code of Federal Regulations Part 179.5 Before a tank car is placed in service, the party assembling the completed car shall furnish a Certificate of Construction, Form AAR 4-2 to the owner and the Executive Director – Tank Car Safety, AAR, certifying that the tank, equipment, and car fully conforms to all requirements of the specification.

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit E Form of Invoice [*****]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit F Form of Bill of Sale THIS BILL OF SALE is made and effective this _____ day of ________________, 20___ by AMERICAN RAILCAR INDUSTRIES, INC. (“Seller”) to GATX CORPORATION (“Buyer”). WITNESSETH: FOR GOOD AND VALUABLE CONSIDERATION, the sufficiency of which is hereby acknowledged, Seller bargains, grants, sells, conveys, and transfer to Buyer all of Seller’s right, title and interest in and to those railcars listed on Schedule A attached hereto (the “Cars”), to have and to hold the same, together with appurtenances and privileges thereunto belonging or appertaining, for the benefit of Buyer, its successors and assigns, forever. Seller hereby makes such representations and gives such warranties with respect to the Cars as set forth in the Supply Agreement between Buyer and Seller dated July 30, 2018 (the “Agreement”). EXCEPT AS OTHERWISE PROVIDED IN THE AGREEMENT, THE WARRANTIES IN THE AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER WARRANTIES, EXPRESS, IMPLIED, OR STATUTORY, INCLUDING ANY WARRANTY OF TITLE, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR USE. IN WITNESS WHEREOF, this Bill of Sale has been executed and delivered effective as of the day and year first written above. AMERICAN RAILCAR INDUSTRIES, INC. By:__________________________________________ Name:________________________________________ Title:_________________________________________

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. SCHEDULE A TO BILL OF SALE I. Invoice No. II. Car Type: III. Quantity of Cars: IV. Car Marks: V. Running Numbers:

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK ("[*****]") TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit G

RECORDS

DOCUMENT TYPE	FORMAT REQUIRED	Required for New Built Railcar
Certificate of Construction	Adobe PDF	Yes
Railcar Specification Sheet - to include Builder file number (BO#)	Microsoft Word or Excel or Adobe PDF	Yes
Drawings - [*****] [*****] [*****] [*****] [*****]	[*****] Electronic drawing files names to include drawing number, sheet and revision.	[*****]
Drawing List	HTML, Adobe PDF, Microsoft Excel or Plain Text (*.txt) file with entries that include the drawing number, sheet, revision and drawing title.	yes
Bill of Materials - to include Builder file number	HTML, Microsoft Word or Excel or Adobe PDF file of the entire BOM.	yes
Specialty List of additional vendor components used to build the car. To include lot and model number for: 1. Trucks 2. Couplers 3. Brakes 4. Running Gear	HTML, Adobe PDF, Microsoft Excel or Plain Text (*.txt) file of the entire Specialty list to include vendor name, component name, component model number, component lot number. Any drawings to follow drawing requirements above.	yes
Photograph - To include one full side and A & B end views.	Digital high resolution color photograph or 8x10 color print.	yes
TCID	Adobe PDF	yes
Qualification Acceptance Criteria	Adobe PDF	yes

RECORDS REQUIREMENTS:

1. All data listed herein for new built Railcars is to be in electronic format unless otherwise agreed to by Buyer.
2. All electronic Railcar data outlined in this Exhibit will be compiled onto a data CD with all data placed into a folder that carries the name of Document Type

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. listed above, i.e., Drawings, Photos, etc. A sample CD detailing all folders and document formats is available upon request from GATX Rail Engineering. This is a sample of the typical CD contents and folder names. 3. The CD will be presented to Buyer as the close-out package for new built Railcars. 4. The foregoing Records requirements and electronic Railcar data is subject to change from time to time in accordance with Buyer’s Fleet Maintenance Instruction (ETSD-15.0).

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Exhibit H Form of Confidentiality Agreement CONFIDENTIALITY AGREEMENT This Confidentiality Agreement (the "Agreement"), effective as of ____________, 20__ (the "Effective Date"), is by and between [*****] (the "Recipient") and American Railcar Industries, Inc. (collectively, together with its affiliates, the “Company”). In connection with an inspection by the Recipient pursuant to Section 6 of a Supply Agreement, dated July 30, 2018 (the "Contract") between GATX Corporation (“Client”) and Company (a “Transaction”), the Recipient may receive or be provided with certain information. As used herein, "Confidential Information" means any and all information relating to the Company, including without limitation: any information pertaining the existence of this Agreement or discussions in connection herewith; any information that is received by or provided to, or otherwise learned by, the Recipient from time to time, or that is overheard, viewed or otherwise becomes known to the Recipient, as a result of the Recipient’s visit of the Company’s premises or as a result of discussions with the Company’s management, board members and other representatives; any information about the Company’s customers, suppliers, investors, creditors and lenders, business records, technical specifications and drawings, customer lists, trade secrets, and confidential planning or policy matters, business strategies, investments, investment strategies, internal policies and procedures, salary information, matters subject to attorney-client privilege, information of a personal nature about any of the Company’s employees or former employees, and any financial or accounting information relating to the business of the Company; any information about third-party persons or entities which entered or may enter into a business transaction or other relationship with the Company; any information the Company obtains under confidentiality arrangements with any third-parties; any information pertaining to the existence of any other agreements or communications between the Recipient and the Company or the Company and any third-party, and the terms of any of the foregoing; Work Product; any information derived from or pertaining to any inventions or other intellectual property of the Company; and any information, whether intangible or embodied in tangible form, that is generally not publicly available and that is safeguarded by Company as confidential, the unauthorized disclosure of which reasonably would be considered prejudicial to the Company. For the purposes hereof, “Work Product” means any and all data, deliverables, plans, reports, interpretations, forecasts and records containing or otherwise reflecting any information otherwise included in the definition of the Confidential Information, together with analyses, compilations, studies or other documents, prepared by the Recipient which contain or otherwise reflect such information. Notwithstanding the foregoing, the following will not constitute “Confidential Information” under this agreement:

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. (a) information (other than any information covered by clause (b) below) which the Recipient can demonstrate in writing existing prior to the date of disclosure was already in the Recipient’s possession without any obligation of confidentiality, whereupon such information shall cease to be deemed part of the Confidential Information effective as of the date of such demonstration; (b) information which the Recipient can demonstrate was obtained by the Recipient from a third person who is not prohibited from transmitting the information to the Recipient by a contractual, legal or fiduciary obligation to any person or entity of which the Recipient is aware (after due inquiry), whereupon such information shall cease to be deemed part of the Confidential Information effective as of the date of such demonstration; and (c) information which is or becomes generally publicly available through no breach of this Agreement by the Recipient (which, for the avoidance of doubt, shall not permit the Recipient to validate or otherwise acknowledge any public speculation or rumors related to the Confidential Information), whereupon such information shall cease to be deemed part of the Confidential Information effective as of the date of such public availability. For good and valuable consideration, the receipt of which is hereby acknowledged by the Recipient, the Recipient agrees (i) that the Confidential Information shall not be the property of the Recipient and, as between the Recipient and the Company, shall be the property of the Company (except that the Work Product will be the property of the Recipient), (ii) that the Confidential Information shall not be used or disclosed by the Recipient in any manner whatsoever, in whole or in part, other than to: (a) the Recipient's employees and/or personnel who have a need to know such information and (b) to the Recipient's affiliates, subsidiaries, the domestic or foreign member firms of the global network of separate and independent [*****] firms, and other parties that the Recipient engages to assist with its business operations and/or for internal, administrative, and/or regulatory compliance purposes who reasonably require access to such information for purposes of the Transaction (collectively, individuals and entities covered by the foregoing clauses (a) and (b), “Representatives”); provided that such Representatives have been informed of the confidential nature of the Company's Confidential Information and agree to be bound by confidentiality obligations to the Recipient commensurate with the terms hereof, and (iii) to return the Confidential Information to the Company promptly upon its request; provided that the Recipient may retain its Work Product and other Confidential Information to comply with its document retention policies or applicable law, rule, regulation, or professional standards. Any Confidential Information so kept shall be retained in accordance with the terms of this Agreement. Notwithstanding the forgoing, the Recipient may share with Client information regarding the Company's compliance with the terms and conditions of the Contract; provided, that such information does not include the Confidential Information, unless the Company agrees to such inclusion in form and substance reasonably satisfactory to the Company. The Recipient shall be responsible for any breach of this Agreement by its Representatives as if they were a party hereto.

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. Notwithstanding anything to the contrary in this Agreement, the Recipient may disclose Confidential Information as required by law, statute, rule, regulation (including by interrogatory, subpoena, deposition, civil investigation demand or other similar legal process), or by professional standards. In such instance, it is agreed that the Recipient will (other than in connection with routine supervisory examinations by regulatory authorities with jurisdiction and without breaching any legal or regulatory requirement) provide the Company with prompt notice of any such request or requirement so that the Company may seek an appropriate protective order. The Recipient may only disclose that portion of the Confidential Information that the Recipient is so required to disclose. In any event, the Recipient will not oppose action by the Company in any such proceeding to obtain an appropriate protective order or other reliable assurance that confidential treatment will be accorded the Confidential Information and will otherwise reasonably cooperate with the Company in any such proceeding. The Recipient acknowledges that it is aware, and that it will advise its representatives who are informed as to the matters which are the subject of this agreement, that the United States securities laws, among other things, prohibit persons who are in possession of material, non- public information concerning a company, including the matters which are the subject of this agreement and the Company, from purchasing or selling securities of such company and from communicating such information to any other person under circumstances in which it is reasonably foreseeable that such person is likely to purchase and sell such securities, and the Recipient agrees to comply fully with such and other similar laws. The Recipient will not be liable to the Company in any event for lost profits, consequential, indirect, punitive, exemplary or special damages. Also, the Recipient shall have no liability to the Company arising from or relating to any third-party hardware, software, information or materials selected or supplied by the Company or any other party unrelated to the Recipient. This Agreement shall remain in effect for a period of 36 months after the date that the Company receives a written notice from the Recipient stating that the Recipient or an entity associated with the Recipient is no longer engaged by Client with respect to the Transaction, and this Agreement shall expire upon expiration of such 36 months period, except that the Recipient shall remain obligated under this Agreement after such expiration with respect to (i) any breaches of this Agreement that may have taken place prior to such expiration, and/or (ii) any Confidential Information that is retained by the Recipient or its Representatives. The Recipient agrees that the enforcement of the restrictions contained in this agreement would not be unduly burdensome to the Recipient, and that the Company’s remedy at law for their breach may be inadequate, such that the Company is entitled to seek injunctive or other equitable relief, without any obligation to post any bond. Furthermore, the Recipient consents to and waives any objections to the personal jurisdiction of the New York State court with subject

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. matter jurisdiction over any action arising from this agreement. This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made in and to be performed in that state. This agreement is for the sole and exclusive benefit of the Company. This Agreement represents the entire agreement between the parties hereto with regard to the subject matter hereof and supersedes any prior understandings, proposals, or agreements, if any, between the Recipient and the Company concerning the Company's Confidential Information as it relates to the Transaction. Any changes to this Agreement must be agreed by the parties in writing. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one single document between the parties. Counterparts may be exchanged by facsimile, or attached as a pdf, jpeg, or similar file type to an email. IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its duly authorized representative as of the Effective Date. [Signature Page follows]

CONFIDENTIAL TREATMENT REQUESTED: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND, WHERE APPLICABLE, HAVE BEEN MARKED WITH AN ASTERISK (“[*****]”) TO DENOTE WHERE OMISSIONS HAVE BEEN MADE. THE CONFIDENTIAL MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION. [*****]: __________________________________________ ____ Name: Date: ________ __, 20__ Address: ______________________________________ ______________________________________ ______________ American Railcar Industries, Inc. __________________________________________ ____ Name: Date: ________ __, 20__ 63184822 v2